UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 20, 2007

Date of Report (date of earliest event reported)

XTENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33282	41-2047573
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

125 Constitution Drive
Menlo Park, California 94025-1118
(Address of principal executive offices)

(650) 475-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 20, 2007, the Board of Directors of XTENT, Inc. established maximum bonus amounts and achievement criteria for 2007 performance-based bonuses for the following executives:

Name and Title	Maximum Bonus
Timothy D. Kahlenberg Chief Financial Officer	$58,000
Bernard H. Andreas Vice President of Research and Development	$51,000
Randolph E. Campbell Chief Technical Officer	$63,000
Jeffry J. Grainger Vice President of Corporate Affairs and General Counsel	$65,000
Philippe H. Marco, M.D. Vice President of Quality Assurance, Clinical and Regulatory Affairs	$57,000
Brian J. Walsh Vice President of Sales and Marketing	$40,610	(1)

(1) Mr. Walsh’s bonus is in addition to a bonus we previously reported in a Form 8-K filed with the Securities and Exchange Commission on April 11, 2007.

The bonuses are to be paid in the first quarter of 2008, based on the achievement of certain corporate objectives.  Our Board of Directors retains the authority, in its sole discretion, to determine whether the corporate objectives have been met.

On June 20, 2007, our Board of Directors also approved a performance-based option program for our employees, including executives.  The number of options to be granted to each employee will be determined by our Board of Directors in the first quarter of 2008, based 50% on achievement of certain corporate objectives and 50% on individual performance.  All options granted under the program will be made pursuant to our 2006 Equity Incentive Plan.  The maximum potential performance-based option grants for our executives are as follows:

Name and Title	Maximum Option Grant
Gregory D. Casciaro President and Chief Executive Officer and Director	150,000
Timothy D. Kahlenberg Chief Financial Officer	50,000
Bernard H. Andreas Vice President of Research and Development	50,000
Randolph E. Campbell Chief Technical Officer	50,000
Jeffry J. Grainger Vice President of Corporate Affairs and General Counsel	50,000
Philippe H. Marco, M.D. Vice President of Quality Assurance, Clinical and Regulatory Affairs	50,000
Brian J. Walsh Vice President of Sales and Marketing	50,000

We expect the maximum number of shares subject to options granted under the program to be approximately 653,000.  No options will be granted under the program until our Board of Directors approves individual option grants in the first quarter of 2008.  The exercise price of options granted pursuant to the program will be determined as of the option grant date.  All options granted under the program will vest on a monthly basis over 36 months, commencing on the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTENT, INC.

Date: June 25, 2007	By:	/s/ Jeffry J. Grainger
Jeffry J. Grainger
Vice President of Corporate Affairs and General Counsel